Summary of Significant Accounting Policies (Details) - Schedule of Contract Assets, Contract Liabilities and Contract Costs Recognized - USD ($) $ in Thousands	Sep. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
Schedule of Contract Assets, Contract Liabilities and Contract Costs Recognized [Line Items]
Accounts receivable, net	$ 32,454	$ 35,977	$ 35,109
Deferred revenues	6,448	5,660	5,760
Customer deposits	635	1,061	2,147
Costs to obtain and fulfill a contract	$ 7	$ 44	$ 107